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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported)     January 27, 2003




                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        NEVADA                         0-19297                 55-0694814
     -------------             ------------------------      ---------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer of
      Incorporation)                                       Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 26406-0989
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (276) 326-9000
                                                         -----------------------





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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        ITEM 5.  OTHER EVENTS

On December January 27, 2003, First Community Bancshares, Inc. (the "Company"), announced that it entered into an Agreement and Plan of Merger, dated as of January 27, 2003, among the Company, its wholly owned subsidiary, First Community Bank, National Association ("First Community Bank") and The CommonWealth Bank, a Virginia-chartered commercial bank ("CommonWealth Bank") (the "Merger Agreement," a copy of which is attached hereto as Exhibit 2.1), pursuant to which CommonWealth Bank will merge with and into First Community Bank, with First Community Bank as the surviving corporation (the "Merger").

Under the terms of the Merger Agreement, each share of CommonWealth Bank common stock issued and outstanding immediately prior to the Merger shall become and be converted into the right to receive $30.50 in cash or a number of whole shares of the Company's common stock determined by dividing $30.50 by the average closing price of the Company's common stock during a specified period preceding the Merger, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Merger Agreement which are intended to ensure that 60% of the outstanding shares of CommonWealth Bank common stock will be converted into the right to receive Company common stock and 40% of the outstanding shares of CommonWealth Bank common stock will be converted into the right to receive cash. The Merger is expected to close during the second quarter of the calendar year 2003, pending the receipt of all requisite regulatory approvals and the approval of CommonWealth Bank's shareholders.

A copy of the press release issued in connection with the signing of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

        ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

(a)      Not applicable.

(b)      Not applicable.

(c)      The following exhibits are included with this Report:



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Exhibit 2.1   Agreement and Plan of Merger, dated as of January 27, 2003, among
              First Community Bancshares, Inc., First Community Bank, National Association and The CommonWealth Bank.


Exhibit 99.1  Press Release dated January 27, 2003.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FIRST COMMUNITY BANCSHARES, INC.


                                            By: /s/ Robert L. Schumacher
                                                ------------------------
                                                Robert L. Schumacher
                                                Chief Financial Officer


         Date:    January 27, 2003.



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   EXHIBIT INDEX

   Exhibit No.                                                          Page No.
   -----------                                                          --------
    2.1  Agreement and Plan of Merger                                      6
   99.1  Press Release                                                    89